UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2020

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	NYSE
Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SRE.PRA	NYSE
Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SRE.PRB	NYSE
Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	NYSE
Southern California Gas Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 8.01	Other Events.
On September 14, 2020, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as the representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters, severally and not jointly, $300,000,000 aggregate principal amount of its Floating Rate Notes due 2023 (the “notes”) for resale at a public offering price of 100.000% of the aggregate principal amount of the notes in a registered public offering under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form
S-3
(File
No. 333-237770).
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form
8-K
and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibit.
This Current Report on Form
8-K
does not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which, or to any person to whom, such offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated September 14, 2020, among Southern California Gas Company and the several underwriters named therein.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: September 17, 2020	By:	/s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY

Date: September 17, 2020	By:	/s/ Mia L. DeMontigny
Mia L. DeMontigny Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer